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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): June 2, 2006

                            Kimco Realty Corporation

               (Exact Name of Registrant as Specified in Charter)


          Maryland                      1-10899               13-2744380
----------------------------         --------------       ------------------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
      of Incorporation)               File Number)        Identification No.)


                             3333 New Hyde Park Road
                       New Hyde Park, New York 11042-0020

                    (Address of Principal Executive Offices)
                              --------------------

                                 (516) 869-9000

              (Registrant's telephone number, including area code)

          (Former name of former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. Below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR
    240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

ITEM 7.01 REGULATION FD DISCLOSURE

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURES





ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 5, 2006, Kimco Realty Corporation ("Kimco Realty") announced that consents have been obtained from the holders of its Medium-Term Notes and Senior Notes in the aggregate principal amount outstanding of $1,922,000,000 (the "Notes") pursuant to its previously announced consent solicitation (the "Consent Solicitation"), which expired at 5:00 p.m., New York City time, on Friday, June 2, 2006. Each consenting holder of the Notes agreed to certain proposed amendments relating to the indenture governing the Notes (the "Indenture").

Accordingly, on June 2, 2006, Kimco Realty, as issuer and The Bank of New York, as trustee, entered into a third supplemental indenture (the "Supplemental Indenture"). The Supplemental Indenture amends (i) the total debt test and secured debt test by changing the asset value definition from Undepreciated Real Estate Assets to Total Assets, with Total Assets being defined as Undepreciated Real Estate Assets, plus other assets (but excluding goodwill and amortized debt costs) and (ii) the maintenance of Unencumbered Total Asset Value covenant by increasing the requirement of the ratio of Unencumbered Total Asset Value to outstanding unsecured Debt from 1 to 1 to 1.5 to 1. The foregoing summary is for convenience only and is qualified in its entirety by the terms of the Supplemental Indenture, which is filed as Exhibit 4.1 to this report.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

The information contained in Item 1.01 is incorporated by reference.

ITEM 7.01 REGULATION FD DISCLOSURE

On June 5, 2006, Kimco Realty issued a press release announcing the completion of the Consent Solicitation. Concurrently with the completion of the Consent Solicitation, Kimco North Trust III ("Kimco North"), a wholly-owned entity of Kimco Realty, announced that consents have been obtained from holders of the 4.45% Canadian Debentures due 2010 in the aggregate principal amount outstanding of C$150,000,000 (the "Canadian Notes") pursuant to its previously announced Canadian consent solicitation (the "Canadian Consent Solicitation"), which expired at 5:00 p.m., New York City time, on June 2, 2006. Each consenting holder of the Canadian Notes agreed to give effect to the adoption of the same amendments, which would govern the Canadian Notes. A copy of the press release announcing the completion of the Consent Solicitation and the Canadian Consent Solicitation is furnished as Exhibit 99.1 to this report. The information presented herein, being furnished pursuant to Item 7.01 of Form 8-K, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.


               4.1 Third Supplement Indenture, dated as of June 2, 2006, between Kimco Realty Corporation, as issuer and The Bank of New York, as trustee.

               99.1       Press Release dated June 5, 2006.



SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 5, 2006                    KIMCO REALTY CORPORATION
                                            (registrant)


                                     By: /s/ Michael V. Pappagallo
                                     ---------------------------------
                                     Name: Michael V. Pappagallo
                                     Its: Executive Vice President
                                     and Chief Financial Officer